PRELIMINARY COPY
As filed with the Securities and Exchange Commission
On July 10, 1997

SHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934
Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:
(X) Preliminary Proxy Statement
( ) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
( ) Definitive Proxy Statement
( ) Definitive Additional Materials
( ) Soliciting Material Pursuant to #240.14a-11(c) or #240.14a-12

                   BLUE RIDGE REAL ESTATE COMPANY
                     BIG BOULDER CORPORATION

Payment of Filing Fee (Check the appropriate box):
(X) No fee required
( ) Fee computed on table below per exchange Act Rules 14a-6(i)(4) and 0-11.

Title of each class of securities to which transaction applies:
Aggregate number of securities to which transaction applies:
Per unit price or other underlying value of transaction computed
Pursuant to Exchange Act Rule 0-11:
4)  Proposed maximum aggregate value of transaction:
5)  Total fee paid:

( )	Fee paid previously with preliminary materials.
( )	Check box if any part of the fee is offset as provided by Exchange Act
 Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration state-ment number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:
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Date Filed:


BLUE RIDGE REAL ESTATE COMPANY
BIG BOULDER CORPORATION

______________________________

Notice of Annual Meetings of Shareholders
August 12, 1997

To The Shareholders:

The Annual Meetings of Shareholders of Blue Ridge Real Estate
Company and Big Boulder Corporation (the (Corporations() will be held on August 12, 1997, at the Summit Lodge at Jack Frost Mountain in Kidder Township, Carbon County, Pennsylvania, at 11:00 A.M., Local Time. The two meetings will be held simultaneously, as a joint meeting, since under a Security Combination Agreement between the two Corporations and under their By-Laws, the shares of the two Corporations are combined and traded together in unit certificates. The purposes of each meeting are as follows:

(1)  To elect Directors of each of the Corporations

     (2) To consider a proposal to adopt an amendment to the Articles of Incorporation of each of the Corporations providing that Subchapter E (relating to control transactions) of Chapter 25 of the Pennsylvania Business Corporation Law of 1988 shall not be applicable to each of the Corporations; and

To transact such other business as may properly come before the meetings.

Shareholders of record as shown by the transfer books of the Corporations at the close of business on July 10, 1997, are entitled to notice of and to vote at said meetings.

     By order of the Board of Directors of Blue Ridge Real Estate
Company and Big Boulder Corporation.


Eldon D. Dietterick
									Secretary


                             PAGE 1
BLUE RIDGE REAL ESTATE COMPANY
BIG BOULDER CORPORATION
Blakeslee, Pennsylvania
______________________
PROXY STATEMENT
for the
ANNUAL MEETINGS OF SHAREHOLDERS
August 12, 1997
_______________________

This Proxy Statement is being mailed on or about July 18, 1997 to the Shareholders of Record of Blue Ridge Real Estate Company and Big Boulder Corporation (each a (Corporation( and collectively the (Corporations() in connection with the Joint Annual Meetings of Shareholders of the Corporations to be held on August 12, 1997, at 11:00 A.M., Local Time, at the Summit Lodge at Jack Frost Mountain, Kidder Township, Carbon County, Pennsylvania and at any adjournment or adjournments thereof (the (Joint Meeting().

Under a Security Combination Agreement between the Corporations and under the By-Laws of both Corporations, shares of the two Corporations are combined in unit certificates, each certificate representing the same number of shares of each of the Corporations. Shares of each Corporation may be transferred only together with an equal number of shares of the other Corporation. For this reason, the Annual Meetings of the Shareholders of both Corporations are held together as a Joint Meeting. At the Joint Meeting, separate votes will be held on the proposals concerning each Corporation, and shareholders have the right to vote their shares differently on similar proposals presented by each of the Corporations before the Joint Meeting. Only one Proxy Card has been supplied to shareholders, but this Card constitutes separate proxies with regard to the shares of the respective Corporations, and provides means for shareholders to give instructions for voting their Blue Ridge Real Estate Company shares separately from their Big Boulder Corporation shares.

The proxies evidenced by the Proxy Card are solicited on behalf of the Boards of Directors of the respective Corporations. Each such proxy is subject to revocation by the shareholder at any time before it is voted by filing notice of revocation with the Secretary of the Corporations or by filing a duly executed proxy bearing a later date. A proxy may also be revoked by attending the Joint Meeting and voting in person.

The costs of preparing, assembling and mailing this Proxy Statement, the Notice of Meetings, the Annual Report, the enclosed form of Proxy Card and any additional material relating to the Joint Meetings which may be furnished to the shareholders on behalf of the Board of Directors subsequent to the furnishing of this Proxy Statement have been or are to be borne by the Corporations, with each of the Corporations to pay one-half of such costs.


                             PAGE 2
In addition to the use of the mails, the Corporations may, if they consider it desirable, solicit proxies personally or by telephone or facsimile. Such solicitation may be made by Officers, Directors or employees of the Corporations without additional compensation. Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, in which event they will be reimbursed upon request for their out-of-pocket expenses incurred in connection therewith.

A copy of the Corporations' Annual Report for the Fiscal Year ended March 31, 1997, accompanies this Proxy Statement but is not considered a part of the proxy-soliciting material. Additional copies of such report are available to any shareholder upon request.

VOTING SECURITIES

Each of the Corporations had outstanding on July 10, 1997, 1,992,014 shares of Common Stock, without par value, and neither has any other authorized class of securities. Only Shareholders of Record of the Corporations at the close of business on July 10, 1997 will be entitled to vote at the Joint Meeting. Each shareholder has the right to cumulate his votes in the election of Directors and may cumulate his votes differently in voting for the election of Directors of each Corporation. Cumulative voting entitles the shareholder to multiply his shares by the number of Directors (6) to be elected, and to cast the number of votes so determined for one person or to distribute such number, in his discretion, among two or more persons. To vote cumulatively, a shareholder must write the name of the nominee or nominees selected and the number of votes to be cast for each nominee following the words (Cumulative For( on the lines provided under Items 1 and 2 on the Proxy Card. On all other matters, each share of each of the Corporations will be entitled to one vote.

Shares cannot be voted at the Joint Meeting unless the holder of record is present in person or represented by Proxy. The enclosed Proxy Card is a means by which a shareholder may authorize the voting of his or her shares at the Joint Meeting. If a Proxy Card is properly executed, returned to the Corporations or their agent and not revoked, the shares represented by such Proxy Card will be voted in accordance with the instructions set forth thereon. Shareholders are urged to specify their choices by marking the appropriate box of the Proxy Card. If no instructions are given with respect to the matters to be acted upon, the shares represented by the proxy will be voted at the discretion of the proxy agents, as described below. If any other matters are properly presented at the Joint Meeting, the proxy agents will vote the proxies (which confer discretionary authority to vote on such matters) at their discretion. A shareholder may attend the meeting even though he or she has executed a Proxy Card.




                            PAGE 3
With respect to each Corporation, presence at the Joint Meeting, in person or by proxy, of the holders of a majority of the shares entitled to vote is necessary to constitute a quorum. With regard to the election of Directors, shareholders may cumulate votes for the nominees specified on the Proxy Card, as described above, or withhold votes for certain or all votes that are withheld will be excluded entirely from the vote and will have no effect. Brokers that are member firms of the New York Stock Exchange ((NYSE(), and who hold shares of the Corporations in street name for customers, have the authority under the rules of the NYSE to vote those shares with respect to the election of Directors if they have not received instructions from the beneficial owner.
ELECTION OF DIRECTORS

Six directors of each Corporation are to be elected at the Joint
Meeting, as set forth by resolution of the Board of Directors.

The By-Laws of each of the Corporations permit up to eight members to comprise the whole Board of each Corporation.

The persons named as proxy agents in the enclosed Proxy Card have advised the Board of Directors of each Corporation that it is their intention to cumulate votes in their discretion among all or less than all of the six nominees for the Board of Directors unless a specific direction to cumulate votes in a particular manner is included on the Proxy Card. If elected, the Directors of each Corporation will hold office until the next Annual Meeting of such Corporation when their successors are elected. If any vacancy shall occur because of death or other unexpected occurrence in the slates of nominees listed below for election as Directors, the proxy agents have advised the Boards of Directors of the Corporations that it is their intention to vote the proxies for such substitute nominees as may be proposed by or on behalf of the Boards of Directors of each of the Corporations.

Information with respect to the nominees, the periods during which they have served as Directors of each Corporation, their principal occupations and their ages is set forth in the following table:

                   First
                  Became
      Name      Director             Occupation (1)                 Age

Kieran E. Burke    1994   Chairman, Chief Executive Officer and      40
                          Director, Premier Parks, Inc.(formerly
                          The Tierco Group, Inc.)

Milton Cooper      1983   Chairman and Director, Kimco Realty        68
                          Corporation; Director, Getty
					 Petroleum Corp. Gasoline Marketing;
                          Mass Mutual Participation Investors;
	                     Mass Mutual Corporate Investors


                             PAGE 4
Michael J. Flynn    1990  Chairman of the Board, Blue Ridge          62
                          Real Estate Company and Big Boulder
                          Corporation since 1991; Vice Chairman
                          and Director, Kimco Realty Corporation
					 (since January, 1996); Chairman of the
                          Board and President, Slattery
					 Associates, Inc. (November 1987-
					 December 1995)

 Allen J. Model     1975  International Consultant, Overseas         51
                          Strategic Consulting, Ltd. (January,
                          1993-Present); Private Investor
                          (1991-1996); Director, Framingham
                          Savings Bank and Metro West Bank

J.Anthony V.Townsend 1977 Managing Director, Finsbury Asset          49
                          Management, Limited; Director, Rea
                          Brothers Group, PLC

Wolfgang Traber     1986  Chairman of the Board, Hanseatic           53
					 Corporation (August 1994-Present);
                          Partner and Chief Executive Officer,
                          HCH Hanseatic GmbH (August 1991-
                          August 1994); Managing Director,
                          Hanseatic Corporation (April, 1988-
                          July, 1990); Director, Petroleum
                          Heat and Power Company, Inc. and
                          Star Gas Corporation

Unless otherwise noted, the affiliations shown constitute the individual's principal business experience for at least the last 5 years. Directorships in public companies are also identified.





















                             PAGE 5
Each of the nominees for election as Director has stated that there is no arrangement or understanding of any kind between him or any other person or persons relating to his election as a Director except that such nominees have agreed to serve as a Director of the Corporations if elected.

The Directors are to be elected by a plurality of the votes cast at the Joint Meeting. The Board of Directors unanimously recommends a vote FOR each of the nominees.

COMMITTEES AND MEETINGS

Each Board of Directors has an Executive Committee, an Audit Committee and a Compensation Committee, but does not have a Nominating Committee. The Boards of Directors held three meetings during Fiscal 1997.

The Executive Committee of each Corporation consists of Kieran E. Burke, Michael J. Flynn and Allen J. Model. This Committee is empowered to exercise all powers of the Boards of Directors, except action on dividends, during the intervening period between regular Board Meetings. The Executive Committee did not convene in Fiscal 1997.

The Audit Committee of each Corporation, composed of Michael J. Flynn and Allen J. Model, held one meeting during Fiscal 1997. The Audit Committee reviews, with the Corporations' independent certified public accountants (i) the scope of auditing procedures, (ii) the Corporations' accounting procedures and controls, and (iii) the Corporations' audit report and financial statements.

The Compensation Committee of each Corporation consists of Kieran E. Burke and Michael J. Flynn. This Committee reviews general compensation policies and reviews and recommends salary and other adjustments for employees and executive officers. The Compensation Committee did not convene in Fiscal 1997.

All Directors attended at least 75% of the aggregate of the total number of meetings of the Boards of Directors and of Committees of the Boards on which they served, except for Kieran Burke, Milton Cooper and Wolfgang Traber.


PROPOSAL CONCERNING AMENDMENTS TO ARTICLES OF INCORPORATION

The text of the proposed amendment (the "Amendment") to the Articles of Incorporation for each of the Corporations which are hereby submitted for approval by the Corporations' shareholders are attached hereto as Annexes A and B and are incorporated herein by reference. The following summary of legal considerations relevant to the Amendment is intended to assist shareholders in making a voting decision; however, such summary is qualified in its entirety by reference to the Annexes attached to this Proxy Statement.


                             PAGE 6
The Corporations are subject to various statutory "anti-takeover" provisions of the Pennsylvania Business Corporation Law (the "PBCL"), including Subchapter 25E of the PBCL. Subchapter 25E of the PBCL is a "cash-out" type of takeover statute. Cash-out statutes generally require an acquiror of more than a specified percentage of a target corporation's stock, upon demand by any shareholder, to purchase the shares of such shareholder at a price which at a minimum reflects the highest price paid by the acquiror in accumulating the target's stock. Such statutes are intended to limit the perceived coercive effect of two-tier and partial tender offers and so-called "creeping tender offers," in which large blocks of shares are purchased on the open market, and to assure that all shareholders share in any control premium paid by the acquiror.

Subchapter 25E provides generally that a person or group which acquires more than 20% of the voting power to elect directors of a "registered" corporation (the Corporations are "registered" corporations under the PBCL) is a "controlling person or group". Such controlling person or group, upon becoming such, must give prompt notice to each shareholder of record and to the Court of Common Pleas in the judicial district where the corporations' registered office is located (Carbon County, in the case of the Corporations). The other shareholders are thereupon entitled to demand that the controlling person pay them the Fair Value (as defined below) of their shares under procedures which are similar to those which apply to the exercise of dissenters' rights of appraisal in connection with certain mergers and certain other corporate transactions. "Fair Value" for this purpose may not be less than the highest price paid per share by the controlling person or group at any time during the 90-day period ending on and including the date on which the controlling person or group became such, plus an increment representing any value which may not be reflected in such price. The foregoing description of Subchapter 25E of the PBCL does not purport to be complete and is qualified in its entirety by reference to the text of Subchapter 25E of the PBCL, a copy of which is set forth in Annex C to this Proxy Statement and is incorporated herein by reference.

Because of Subchapter 25E of the PBCL, a person, entity or group could not purchase 20% or more of the shares of capital stock of each Corporation without all holders of shares of capital stock of each Corporation having the right to immediately "put" their shares of capital stock of each Corporation to such person, entity or group for Fair Value. Unless each Corporation's shareholders approve the Amendment, any person, entity or group which engages in a "control transaction" will have to comply with the provisions of Subchapter 25E of the PBCL. Pursuant to Section 2541 (a)(4) of the PBCL, the articles of incorporation of a Pennsylvania corporation can explicitly provide that Subchapter 25E is not applicable by an amendment adopted by the shareholders of such corporation prior to a control transaction.


                             PAGE 7
The affirmative vote of the shareholders entitled to cast a majority of the votes which all shareholders are entitled to cast is necessary to adopt the Amendment. Abstentions and non-votes by NYSE members are not considered in determining whether any affirmative majority of the votes had been cast in favor of the Amendment.

Milton Cooper, a director of the Corporations since 1983 and beneficial owner of 11.1% of the Corporations' common stock has held discussions with members of the Corporations' management and Board of Directors about his desire, through affiliates, to purchase additional common stock of the Corporations which could potentially significantly increase his ownership interest in the Corporations, possibly to greater than 20% of the outstanding common stock. Such purchases would be made, if available, on terms satisfactory to Mr. Cooper and if the shareholders of the Corporations vote to approve the Amendment to specifically make inapplicable to the Corporations the provisions of Subchapter 25E of the PBCL. On July 1, 1997, the Board of Directors of the Corporations resolved to seek approval of the Corporations' shareholders to amend the Corporations' Articles of Incorporation to provide that Subchapter 25E is not applicable to the Corporations; the Board of Directors of each Corporation has recommended that its shareholders approve such amendment.

Neither Mr. Cooper nor KC Holdings, Inc., a corporation for which
Mr. Cooper serves as Chairman of the Board and President, has any agreement at the present time to purchase additional common stock, or otherwise increase their existing voting power with respect to the Corporations. Mr. Cooper has held discussions with an agent or broker for the potential purchase of up to approximately 420,000 shares of common stock. Any such purchases, however, may be greater or less than such sellers and would be expressly subject to and conditioned upon the Corporations receiving shareholder approval making subchapter 25E not applicable to the Corporations.

Except as described herein, Mr. Cooper has represented to management and the Boards of Directors of the Corporations that neither he nor his affiliates (i) has any agreement or arrangement at the present time to purchase additional shares or otherwise increase his existing voting power with respect to the Corporations and (ii) has any desire to acquire the Corporations or take the Corporations "private" (i.e., action which would terminate the Corporations' public reporting obligations and minimize or eliminate public trading of the Corporations' common stock).

Management and the Boards of Directors of the Corporations do not oppose Mr. Cooper's desires and therefore have approved the Amendment, which, if approved by shareholders, would render Subchapter 25E of the PBCL inapplicable to Mr. Cooper and any other person, entity or group which acquires, after the Amendment, more than 20% of the Corporations' common stock. In light of the desire of the Boards of Directors of the Corpor-ations to encourage stock ownership without limitation, in general, and without the application of Subchapter 25E, in particular, the Boards of Directors recommend that shareholders approve the Amendment.
                            PAGE 8

	The Boards of Directors of the Corporations recommend that all shareholders vote FOR the proposal to adopt the Amendment.

NO DISSENTERS' RIGHTS OF APPRAISAL

Adoption of the Amendment will not give holders of the Corporations' shares any dissenters' rights of appraisal pursuant to the PBCL. If the Amendment is adopted, the Corporations' shareholders will not have any dissenters' rights of appraisal under the PBCL as a result of the consummation of the Proposed Transaction. Adoption of the Amendment will not eliminate certain dissenters' rights of appraisal that would be available to the Corporations' shareholders in connection with certain other corporate transactions. For example, under the PBCL at the present time, holders of the Corporations' shares would continue to have dissenters' rights of appraisal in connection with a merger involving the Corporations in which the Corporations' shares are converted into the right to receive only a cash payment.


HOLDINGS OF COMMON STOCK

	The following table sets forth, as reported to the Corporations as of June 16, 1997, the number of shares of Common Stock of each Corporation owned or controlled by persons who beneficially own more than 5% of each Corporation's outstanding shares, the nominees for Directors, the Corporations' President, and the Corporations' President and Directors as a group:


                                              Number of Shares   Percent
                                               Beneficially    of Shares
                  Name                         Owned (1)     Outstanding

Kieran E. Burke                                     -0-           -0-
Milton Cooper                                   221,696(2)      11.1%
Michael J. Flynn                                 36,100(3)       1.8%
Allen J. Model                                  385,743(4)      19.4%
J. Anthony V. Townsend                             -0-            -0-
Wolfgang Traber                                  72,264(5)       3.6%
Gary A. Smith                                       635           *
Peter Model                                     366,384(6)      18.3%
  310 S. Juniper Street
  Philadelphia, Pa. 19107
Rea Brothers (Guernsey) Limited                 371,386(7)(8)   18.5%
Rea Brothers (Investment Management) Ltd.       237,386(7)      11.8%
Reamann Trust Company
Finsbury Asset Management Limited               134,000(8)       6.6%
Finsbury Trust PLC
Finsbury Growth Trust PLC
Finsbury Smaller Companies Trust PLC
Alderman's House, Alderman's Walk
  London EC2M 3XR England
                             PAGE 9
Ocean Wilsons (Investments) Limited
  Clarendon House
  Church Street West
  Hamilton HM DX, Bermuda

All Executive Officers and Directors
  Named Above as a Group (7 Persons)            716,438(9)     36.0%
*Less than 1%

Beneficial ownership of shares comprises voting power (the power to vote, or direct the voting, of such shares) and/or investment power (the power to dispose, or to direct the disposition, of such shares).

(2) Includes 67,803 shares as to which Mr. Cooper disclaims beneficial ownership; such shares are owned by KC Holdings, Inc., a corporation for which Mr. Cooper is Chairman of the Board and President. Mr. Cooper owns approximately 7.7% of the outstanding stock of KC Holdings, Inc.

(3)  Includes currently exercisable option to purchase 35,000 shares.

(4) Includes 302,063 shares held as co-trustee, with Peter Model, of the Trust under Paragraph I, Article Sixth of the Last Will and Testament of Leo Model; 28,121 shares held in trust for himself and his children of which Mr. Model is trustee with another person; and 12,467 shares owned by the Leo Model Foundation (the (Foundation() as to which Allen J. Model and Peter Model, as officers of the Foundation, share voting and investment power with the Foundation. Mr. Model disclaims beneficial ownership of the shares held by the Foundation.

(5) Mr. Traber owns a significant interest in a corporation which may be deemed to beneficially own the securities reported above, for which Mr. Traber disclaims beneficial ownership.

(6) Beneficial ownership, for which the Corporations are aware, includes 302,063 shares held as trustee as described in footnote (4) above; 23,733 shares to which he exercises sole voting and investment power; 28,121 shares held in trust for the benefit of Peter Model and his children as to which Peter Model, as a trustee, shares voting and investment power; and 12,467 shares owned by the Foundation, as described in footnote (4) above.

(7) As reflected in Amendment Twelve to the joint Schedule 13D filed with the SEC on April 10, 1996, voting and investment power is exercised as follows: Rea Brothers (Guernsey) Limited ((RBG(), sole voting and investment power regarding 143,452 shares; Rea Brothers (Investment Management) Limited ((Investment(), sole investment power regarding 3,934 shares; and Reamann Trust Company ((Trust() sole investment and voting power regarding 90,000 shares. Rea Brothers Group PLC, which has shared dispositive power over 371,386 shares, owns all of the share capital of RBG, Investment and Trust.


                              PAGE 10
The information reflected in this note shall be referred to as the Rea Report. Rea Brothers Group PLC also owns the entire share capital of Finsbury Asset Management, Limited. See Note 8.

(8)The following is based upon information reflected in Amendment Six to a group Schedule 13D filed with the SEC on April 10, 1996. Finsbury Asset Management, Limited beneficially owns 134,000 shares pursuant to investment arrangements with the entities described in the next sentence. The following entities have sole voting power and shared investment power with respect to certain of such shares as specified below: Finsbury Trust PLC ((FTP(), 61,000 shares; Ocean Wilsons (Investments) Limited ((Ocean(), 30,000 shares; Finsbury Growth Trust PLC ((FGT(), 27,000 shares; and Finsbury Smaller Companies Trust PLC ((FSCT(), 16,000 shares. The ordinary shares of each of FTP, Ocean, FGT and FSCT (the (Investment Companies() are listed and traded on The Stock Exchange, London. Each of the Investment Companies is owned, directly or indirectly and in varying degrees, by certain of the other Investment Companies. In the aggregate, the Investment Companies own, directly or indirectly, approximately 24.85% of the shares of Rea Brothers Group, PLC. The information set forth above in this note shall be referred to as the Finsbury Report. A joint Schedule 13D reflecting the Finsbury Report and the Rea Report was filed with the SEC on April 10, 1996.

Includes option to purchase 35,000 shares identified in footnote (3) above.

REMUNERATION OF EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth compensation information for the Fiscal Year ended March 31, 1997, with respect to the President of the Corporations. No other Employee's Annual Compensation (Salary and Bonus) exceeded $100,000 on an annualized basis or otherwise.

Annual Compensation (1)
    Name and Principal Position       Year        Salary

      Gary A. Smith,   President      1997       $111,667

Compensation is paid to Mr. Smith by Blue Ridge Real Estate
Company, a portion of which is then allocated to Big Boulder
Corporation.

During fiscal 1997, each of the Corporations changed its fiscal year-end from May 31 to March 31. The foregoing compensation reflects amounts paid for a ten-month year (June 1, 1996-March 31, 1997), which if annualized on a twelve-month basis would have equaled $130,000.





                              PAGE 11
Director Compensation. Kieran E. Burke receives $1,000 per month for his services to the Corporations. An annual retainer of $5,000 is paid to Kieran E. Burke, Allen J. Model and Michael J. Flynn. An annual retainer of $1,000 is paid to Milton Cooper, J. Anthony V. Townsend and Wolfgang Traber. All Directors receive $1,000 for each Board Meeting they attend. Directors do not receive compensation for committee meet-ings. Michael J. Flynn, Chairman of the Board, received a $30,000 con-sulting fee during Fiscal 1997. Mr. Flynn has an Option to Purchase 35,000 shares of Common Stock at $6.75 per share exercisable to July 2003

Employee Benefit Plans. The Corporations have a defined benefit pension plan. Eligible employees of the Corporations and certain of their subsidiaries participate in the pension plan which provides to each such participant annual retirement income beginning at age 65 equal product of (x) 31% of the first $10,000 of such participant's average compensation for the five years in the last ten year ((final average earnings() prior to retirement during which the employee was most highly paid plus 40% of such earnings in excess of $10,000; and (y) the ratio of the participant's years of credited service (if less than 15 years) to 15 years.

The table which follows shows the estimated annual benefits payable upon retirement to persons in specified remuneration and years of service classifications under the pension plan. The retirement benefits shown are based upon retirement at the age of 65.

Years of Service
 	Average Salary*            5               10               15**
	$   15,000               1,700            3,400            5,100
     $   30,000               3,700            7,400           11,100
     $   45,000               5,700           11,400           17,100
     $   60,000               7,700           15,400           23,100
     $   75,000               9,700           19,400           29,100
     $   90,000              11,700           23,400           35,100
     $  105,000              13,700           27,400           41,100
     $  120,000              15,700           31,400           47,100
     $  135,000              17,700           35,400           53,100
*Based on 5 consecutive years of highest earnings in the last 10 years.
   **Minimum number of years of continuous service required to receive maximum pension.
   Remuneration covered by the pension program includes salary, overtime and awards under an annual incentive program.
   Mr. Smith has 15 years of credited service and $111,667 remuneration for purposes of the pension program.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires the Corporations' Officers, Directors and persons who own more than ten percent of a registered class of the Corporations' equity securities ((10% Holders(), to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the (Commission().
                               PAGE 12
Officers, Directors and 10% Holders are required by Commission regulations to furnish the Corporations with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms received, or written representations from certain reporting persons, the Corporations believe that during the period from June 1, 1996 through March 31, 1997 all filing requirements applicable to its Officers, Directors and 10% Holders were fulfilled.

SHAREHOLDER PROPOSALS FOR THE 1998 ANNUAL MEETINGS

Consideration of certain matters is required at the Annual Meetings of Shareholders, such as the election of Directors. In addition, pursuant to applicable regulations of the Securities and Exchange Commission, shareholders may present proposals, which are proper subjects for inclusion in the Proxy Statement and for consideration at the Annual Meetings, by submitting their proposals to the Corporations at their principal offices on a timely basis.


In order to be included for the 1998 Annual Meetings, proposals must be received by March 31, 1998.

OTHER MATTERS

The Board of Directors of each Corporation are not aware of any matters, other than those listed in the Notice of Annual Meetings, that may be properly brought before the Joint Meeting. If, however, any other matter not now known properly comes before the Joint Meeting, the persons named in the enclosed Proxy Card will vote the proxies in their discretion on such matters.







                                         BLUE RIDGE REAL ESTATE COMPANY
                                            BIG BOULDER CORPORATION
                                         Eldon D. Dietterick, Secretary








Dated:  Blakeslee, Pennsylvania
		July 1, 1997

                                PAGE 13


ANNEX A

RESOLVED, that the Articles of Incorporation, as amended, of Blue Ridge Real Estate Company are amended to add a new Paragraph 10 to read as follows:

"10. Subchapter E of Chapter 25 of the Business Corporation Law of 1988,
 as amended, as codified as 15 Pa. C.S. #2541-2548, shall not be applicable to the Corporation."



ANNEX B
RESOLVED, that the Articles of Incorporation, as amended, of Big Boulder Corporation are amended to add a new Paragraph 10 to read as follows:

"10. Subchapter E of Chapter 25 of the Business Corporation Law of 1988, as amended, as codified as 15 Pa. C.S. #2541-2548, shall not be applicable to the Corporation. "


ANNEX C

(Subchapter 25E of the PBCL will be attached to the Proxy Statement distributed to shareholders.


                            PAGE 15
							SIGNATURES

	Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.


BLUE RIDGE REAL ESTATE COMPANY		BLUE RIDGE REAL ESTATE COMPANY
BIG BOULDER CORPORATION				BIG BOULDER CORPORATION

By:__________________________			By:____________________________
	Gary A. Smith						Cynthia A. Barron
	President							Chief Accounting Officer
Dated:_______________________			Dated:_________________________

	Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons on behalf of the Registrants and in the capacities and on the dates indicated.

	Each person in so signing also makes, constitutes and appoints Gary
A. Smith, President, his true and lawful attorney-in-fact, in his name, place and stead to execute and cause to be filed with the Securities and Exchange Commission any or all amendments to this report.

	Signature					Title					Date

_________________________							_________
Michael J. Flynn			Chairman of the Board
						Principal Executive Officer
_________________________							_________
Gary A. Smith				President
						Chief Operating Officer
						Principal Financial Officer

_________________________							_________
Kieran E. Burke			Director


_________________________							_________
Milton Cooper				Director


_________________________							_________
Allen J. Model				Director


_________________________							_________
J. Anthony V. Townsend		Director




                           PAGE 16
July 9, 1997

VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:	Blue Ridge Real Estate Company and Big Boulder Corporation-
	Preliminary Proxy Statement (SEC File No.000-02844)

Dear Sir or Madam:

On behalf of Blue Ridge Real Estate Company ("Blue Ridge") and Big Boulder Corporation ("Big Boulder", and together with "Blue Ridge", the "Companies"), we have filed via the EDGAR system pursuant to Rule 14a-6(a) under the Securities Exchange Act of 1934, as amended, the Preliminary Proxy Statement of the Companies in connection with the 1997 Joint Annual Meeting of Stockholders of the Companies.

If you have any questions regarding the enclosed, please contact me at
(717)443-8433 or Brian J. Lynch at Morgan, Lewis & Bockius LLP at
(215)963-5523.



Very truly yours,



Eldon D. Dietterick
Director, Finance & Administration

Enclosure